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Exhibit 10.19.1



                                 AMENDMENT NO. 1
                                       TO
                          SALE AND SERVICING AGREEMENT

            AMENDMENT NO. 1, dated as of June 1, 2000, between First International Bank, as Servicer (the "Servicer"), and FIB Funding Trust (the "Trust") to that certain Sale and Servicing Agreement dated as of October 1, 1999 (the "Sale and Servicing Agreement") between First International Bank, as Seller and Servicer, and the Trust.

            WHEREAS, First International Bank, as Seller and Servicer, and the Trust entered into the Sale and Servicing Agreement in connection with the issuance by the Trust of the FIB Funding Trust Notes; and

            WHEREAS, Section 11.02(b) of the Sale and Servicing Agreement permits the Sale and Servicing Agreement to be amended from time to time pursuant to the conditions set forth therein; and

            WHEREAS, the parties hereto wish to amend the Sale and Servicing Agreement as set forth herein;

            NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement.

            2. The definition of "Portfolio Yield" contained in Appendix A to the Sale and Servicing Agreement is hereby amended by inserting the phrase ",the Interest Distribution Amount and the Program Fee" after the phrase "Servicing Fee" appearing on the sixth line of such definition.

            3. Exhibit L to the Sale and Servicing Agreement is hereby amended by inserting the phrase "+ the Servicing Fee + the Interest Distribution Amount + the Program Fee + the fees payable to the Owner Trustee and the Indenture Trustee" after the phrase "Additional Fee" appearing in line II under the heading "Portfolio Yield."

            4. Except as otherwise set forth herein, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms.
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            5.  This Amendment No. 1 may be executed in one or more
counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Sale and Servicing Agreement as of the day and year first above written.


                                          FIB FUNDING TRUST

                                          By: First International Bank


                                          By: /s/ Ted Horan
                                             ---------------------------
                                              Name:   Ted Horan
                                              Title:  Senior Vice President


                                          FIRST INTERNATIONAL BANK, as
                                              Servicer


                                          By: /s/ Ted Horan
                                              --------------------------
                                              Name:   Ted Horan
                                              Title:  Senior Vice President

CONSENTED TO:

HSBC BANK USA,
  not in its individual capacity but solely as Indenture Trustee


By: /s/ Susan Barstock
    ------------------------------------------
    Name:   Susan Barstock
   Title:  Assistant Vice President


UNITED STATES SMALL BUSINESS
 ADMINISTRATION


By /s/ LeAnn M. Oliver
  ----------------------------------------------
   Name:    LeAnn M. Oliver
   Title:
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FIRST UNION SECURITIES, INC.,
  as Administrative Agent


By: /s/ James L. Sigman
    ------------------------------------------
    Name:  James L. Sigman
    Title: Director


VARIABLE FUNDING CAPITAL CORPORATION,
  as Sole Noteholder


By:  FIRST UNION SECURITIES, INC.,
        as attorney-in-fact


By: /s/ Darrell R. Baber
    ------------------------------------------
    Name:   Darrell R. Baber
    Title:  Director